Exhibit 99.2a


                                  SCHEDULE 13G


ISSUER: dj Orthopedics, Inc.                              CUSIP NO.: 23325G 10 4



                                  EXHIBIT 2(a)


This statement is being filed by J.P. Morgan Partners (23A SBIC), LLC, a Delaware limited liability company (hereinafter referred to as "JPMP (23A
SBIC)") and J.P. Morgan DJ Partners, LLC, a Delaware limited liability company (hereinafter referred to as "JPMDJ Partners"). The principal office of JPMP 23A SBIC and JPMDJ Partners is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, 40th Floor, New York, NY 10020.

JPMP (23A SBIC) and JPMDJ Partners are engaged in the venture capital and leveraged buyout business. JPMP (23A SBIC) owns 86.9% of the common equity of JPMDJ Partners. Investment and voting control of the shares of common stock of the Issuer beneficially owned by JPMDJ Partners are vested in its Managing Member, JPMP (23A SBIC), pursuant to the limited liability company agreement of JPMDJ Partners. Until December 18, 2002, the managing member of JPMDJ Partners was J.P. Morgan Fairfield Partners, LLC (hereinafter referred to as "JPM Fairfield"), a Delaware limited liability company, whose sole managing member was Charles T. Orsatti. On December 18, 2002, JPM Fairfield was replaced as managing member of JPMDJ Partners by JPMP (23A SBIC).

The Managing Member of JPMP (23A SBIC) is J.P. Morgan Partners (23A SBIC Manager), Inc., a Delaware corporation (hereinafter referred to as "JPMP (23A Manager)"), whose principal business office is located at the same address as JPMP (23A SBIC). JPMP (23A Manager) is also engaged in the venture capital and leveraged buyout business. Set forth in Schedule A hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JPMP (23A Manager).

JPMP (23A Manager) is a wholly owned subsidiary of JPMorgan Chase Bank, a New York corporation, (hereinafter referred to as "Chase Bank") which is engaged in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule B hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of Chase Bank.

Chase Bank is a wholly owned subsidiary of J.P. Morgan Chase & Co., a Delaware corporation (hereinafter referred to as "JP Morgan Chase") which is engaged (primarily through subsidiaries) in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule C hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JP Morgan Chase.


SEC 1745 (02-02)

                                  SCHEDULE 13G


ISSUER: dj Orthopedics, Inc.                              CUSIP NO.: 23325G 10 4



                                  EXHIBIT 2(b)

                             JOINT FILING AGREEMENT


         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is accurate.

Dated this 13th day of February, 2003.


                             J.P. MORGAN PARTNERS (23A SBIC), LLC

                             By: J.P. Morgan Partners (23A SBIC Manager), Inc., Its Managing Member

                             By:  /s/ Jeffrey C. Walker
                                  ------------------------------
                                  Name:   Jeffrey C. Walker
                                  Title:  President


                             Date:  February 13, 2003


                             J.P. MORGAN DJ PARTNERS, LLC

                             By:  J.P. Morgan Partners (23A SBIC), LLC,
                                  Its Managing Member

                             By: J.P. Morgan Partners (23A SBIC Manager), Inc., Its Managing Member

                             By:  /s/ Jeffrey C. Walker
                                  ------------------------------
                                  Name:   Jeffrey C. Walker
                                  Title:  President

                             Date:  February 13, 2003







SEC 1745 (02-02)

                                  SCHEDULE 13G


ISSUER: dj Orthopedics, Inc.                              CUSIP NO.: 23325G 10 4


                                                                      SCHEDULE A

                  J.P. MORGAN PARTNERS (SBIC 23A MANAGER), INC.

                              EXECUTIVE OFFICERS(1)

President                                                  Jeffrey C. Walker*
Executive Vice President                                   Mitchell J. Blutt, M.D.*
Executive Vice President                                   Arnold L. Chavkin*
Executive Vice President                                   John M.B. O'Connor*
Managing Director                                          Dr. Dana Beth Ardi
Managing Director                                          Christopher C. Behrens*
Managing Director                                          Julie Casella-Esposito*
Managing Director                                          Rodney A. Ferguson*
Managing Director                                          Cornell P. French*
Managing Director                                          Michael R. Hannon*
Managing Director                                          Alfredo Irigoin*
Managing Director                                          Andrew Kahn*
Managing Director                                          Jonathan R. Lynch*
Managing Director                                          Stephen P. Murray*
Managing Director                                          Timothy Purcell*
Managing Director                                          Faith Rosenfeld*
Managing Director                                          Shahan D. Soghikian*
Managing Director                                          Timothy J. Walsh*
Managing Director                                          Richard D. Waters, Jr.*
Managing Director                                          Damion E. Wicker, M.D.*
Managing Director                                          Eric R. Wilkinson*
Senior Vice President and Assistant Secretary              James Hutter*
Senior Vice President and Assistant Secretary              Mounir Nahas*
Senior Vice President, Treasurer and Assistant Secretary   Elisa R. Stein*
Vice President and Assistant Secretary                     Richard Madsen*
Vice President and Assistant Secretary                     Puneet Gulati*
Vice President and Assistant Secretary                     Thomas Szymoniak*
Vice President and Assistant Secretary                     Scott Kraemer*
Secretary                                                  Anthony J. Horan**
Assistant Secretary                                        Robert C. Caroll**
Assistant Secretary                                        Denise G. Connors**
Assistant Secretary                                        Euisun Lisa Lee**
Assistant Secretary                                        Timothy Samson**





----------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.



SEC 1745 (02-02)

                                  SCHEDULE 13G


ISSUER: dj Orthopedics, Inc.                              CUSIP NO.: 23325G 10 4



                                  DIRECTORS(1)

                               Jeffrey C. Walker*














----------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.



SEC 1745 (02-02)

                                  SCHEDULE 13G


ISSUER: dj Orthopedics, Inc.                              CUSIP NO.: 23325G 10 4



                                                                      SCHEDULE B

                            THE CHASE MANHATTAN BANK

                              EXECUTIVE OFFICERS(1)

Chairman of the Board and Chief Executive Officer                    William B. Harrison Jr.*
Vice Chairman                                                        David A. Coulter*

Vice Chairman; Chairman, Investment Bank                             Walter A. Gubert*
Vice Chairman                                                        Thomas B. Ketchum*

Vice Chairman; Co-Chief Executive Officer, Investment Bank           Donald H. Layton*
Vice Chairman                                                        James B. Lee Jr. *

Vice Chairman; Head of Finance, Risk Management and Administration   Marc J. Shapiro*
Vice Chairman                                                        Jeffrey C. Walker**
Managing Director; Head of Credit Risk Policy                        Suzanne Hammett*
Executive Vice President; General Auditor                            William J. Moran*
Chief Financial Officer                                              Dina Dublon*
General Counsel                                                      William H. McDavid*
Director of Human Resources                                          John J. Farrell*
Director of Corporate Marketing and Communications                   Frederick W. Hill*
Executive Vice President; Head of Market Risk Management             Lesley Daniels Webster*
Managing Director; Corporate Treasurer                               David B. Edelson*

Corporate Secretary                                                  Anthony James Horan*
Senior Vice President; Chief Compliance Officer                      Gregory S. Meredith*
Controller                                                           Joseph L. Scalfani*
Assistant Corporate Secretary                                        James C. Berry*








----------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.



SEC 1745 (02-02)

                                  SCHEDULE 13G


ISSUER: dj Orthopedics, Inc.                              CUSIP NO.: 23325G 10 4



                                  DIRECTORS(1)


                               PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                          BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Hans W. Becherer              Retired Chairman of the Board and
                               Chief Executive Officer
                               Deere & Company
                               One John Deere Place
                               Moline, IL 61265
--------------------------------------------------------------------------------
 Frank A. Bennack, Jr.         President and Chief Executive Officer
                               The Hearst Corporation
                               959 Eighth Avenue
                               New York, New York  10019
--------------------------------------------------------------------------------
 Lawrence A. Bossidy           Chairman of the Board
                               Honeywell International
                               P.O. Box 3000
                               Morristown, NJ 07962-2245
--------------------------------------------------------------------------------
 Ellen V. Futter               President and Trustee
                               American Museum of Natural History
                               Central Park West at 79th Street
                               New York, NY 10024
--------------------------------------------------------------------------------
 William H. Gray, III          President and Chief Executive Officer
                               The College Fund/UNCF
                               9860 Willow Oaks Corporate Drive
                               P.O. Box 10444
                               Fairfax, Virginia  22031
--------------------------------------------------------------------------------
 William B. Harrison, Jr.      Chairman of the Board and Chief Executive Officer
                               J.P. Morgan Chase & Co.
                               270 Park Avenue, 8th Floor
                               New York, New York  10017-2070
--------------------------------------------------------------------------------
 Helene L. Kaplan              Of Counsel
                               Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                               New York, New York  10036
--------------------------------------------------------------------------------

----------
(1) Each of whom is a United States citizen.








SEC 1745 (02-02)

                                  SCHEDULE 13G


ISSUER: dj Orthopedics, Inc.                              CUSIP NO.: 23325G 10 4


                                                                      SCHEDULE C

                             J.P. MORGAN CHASE & CO.

                              EXECUTIVE OFFICERS(1)

Chairman of the Board and Chief Executive Officer                    William B. Harrison Jr.*
Vice Chairman                                                        David A. Coulter*
Vice Chairman                                                        Walter A. Gubert*
Vice Chairman                                                        Thomas B. Ketchum*
Vice Chairman                                                        Donald H. Layton*
Vice Chairman                                                        James B. Lee Jr. *
Vice Chairman                                                        Jeffrey C. Walker**
Vice Chairman; Head of Finance, Risk Management and Administration   Marc J. Shapiro*
Executive Officer                                                    Steven D. Black*
Executive Officer                                                    Donald H. McCree III*
Executive Officer                                                    James I. Staley*
Executive Officer                                                    Don M. Wilson*
Executive Officer                                                    William T. Winters*
Executive Vice President; General Auditor                            William J. Moran*
Executive Vice President; Chief Financial Officer                    Dina Dublon*
Executive Vice President; Head of Market Risk Management             Lesley Daniels Webster*
Chief Credit Officer                                                 Robert S. Strong*
Managing Director                                                    Paul W. Brandow*
Managing Director; Corporate Treasurer                               David B. Edelson*
Managing Director; Head of Credit Risk Policy                        Suzanne Hammett*
Managing Director                                                    Louis M. Morrell*
Managing Director                                                    John Steinhardt*
Managing Director                                                    John Wilmet*
Managing Director                                                    Jorge V. Jasson*
General Counsel                                                      William H. McDavid*
Corporate Secretary                                                  Anthony James Horan*
Senior Vice President; Assistant General Counsel                     Ronald C. Mayer*
Senior Vice President; Chief Compliance Officer                      Gregory S. Meredith*
Director of Human Resources                                          John J. Farrell*
Director of Corporate Marketing and Communications                   Frederick W. Hill*
Controller                                                           Joseph L. Scalfani*
Assistant Corporate Secretary                                        James C. Berry*










----------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.



SEC 1745 (02-02)

                                  SCHEDULE 13G


ISSUER: dj Orthopedics, Inc.                              CUSIP NO.: 23325G 10 4



                                  DIRECTORS(1)


                               PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                          BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Hans W. Becherer              Retired Chairman of the Board and
                               Chief Executive Officer
                               Deere & Company
                               One John Deere Place
                               Moline, IL 61265
--------------------------------------------------------------------------------
 Riley P. Bechtel              Chairman and Chief Executive Officer
                               Bechtel Group, Inc.
                               P.O. Box 193965
                               San Francisco, CA 94119-3965
--------------------------------------------------------------------------------
 Frank A. Bennack, Jr.         President and Chief Executive Officer
                               The Hearst Corporation
                               959 Eighth Avenue
                               New York, New York  10019
--------------------------------------------------------------------------------
 Lawrence A. Bossidy           Chairman of the Board
                               Honeywell International
                               P.O. Box 3000
                               Morristown, NJ 07962-2245
--------------------------------------------------------------------------------
 M. Anthony Burns              Chairman of the Board
                               Ryder System, Inc.
                               3600 N.W. 82nd Avenue
                               Miami, Florida 33166
--------------------------------------------------------------------------------
 H. Laurence Fuller            Retired Co-Chairman
                               BP Amoco p.l.c.
                               1111 Warrenville Road, Suite 25
                               Chicago, Illinois  60563
--------------------------------------------------------------------------------
 Ellen V. Futter               President and Trustee
                               American Museum of Natural History
                               Central Park West at 79th Street
                               New York, NY 10024
--------------------------------------------------------------------------------
 William H. Gray, III          President and Chief Executive Officer
                               The College Fund/UNCF
                               9860 Willow Oaks Corporate Drive
                               P.O. Box 10444
                               Fairfax, Virginia  22031
--------------------------------------------------------------------------------
 William B. Harrison, Jr.      Chairman of the Board and Chief Executive Officer
                               J.P. Morgan Chase & Co.
                               270 Park Avenue, 8th Floor
                               New York, New York  10017-2070
--------------------------------------------------------------------------------
 Helene L. Kaplan              Of Counsel
                               Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                               New York, New York  10036
--------------------------------------------------------------------------------

----------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.



SEC 1745 (02-02)

                                  SCHEDULE 13G


ISSUER: dj Orthopedics, Inc.                              CUSIP NO.: 23325G 10 4



                               PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                          BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Lee R. Raymond                Chairman of the Board and Chief Executive Officer
                               Exxon Mobil Corporation
                               5959 Las Colinas Boulevard
                               Irving, TX 75039-2298
--------------------------------------------------------------------------------
 John R. Stafford              Chairman of the Board
                               American Home Products Corporation
                               5 Giralda Farms
                               Madison, New Jersey  07940
--------------------------------------------------------------------------------
 Lloyd D. Ward                 Chief Executive Officer
                               U.S. Olympic Committee
                               One Olympic Plaza
                               Colorado Springs, CO  80909
--------------------------------------------------------------------------------
















SEC 1745 (02-02)